AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

On June 28, 2022

File No’s 333-65599 & 811-09053

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [30]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [31]

(Check Appropriate Box or Boxes)

THE MP 63 FUND, INC.

(Exact Name of Registrant as Specified in Charter)

MP 63 Fund, Inc.

8000 Town Centre Drive,

Suite 400

Broadview Heights, Ohio 44147

(Address of Principal Executive Offices)(Zip Code)

(914) 925-0022

(Registrant’s Telephone Number, Including Area Code)

Vita Nelson

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Name and Address of Agent For Service)

With a copy to:

C. Richard Ropka, Esq.

Ropka Law, LLC

215 Fries Mill Road

Turnersville, NJ 08012

Approximate Date of Proposed Public Offering: Immediately Upon Effectiveness

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b).

[ X] on June 28, 2022 pursuant to paragraph (b).

[ ] 60 days after filing pursuant to paragraph (a)(1).

[ ] on _________, pursuant to paragraph (a)(1).

[ ] 75 days after filing pursuant to paragraph (a)(2).

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant filed its most recent report on Form 24F-2 on May 24, 2022.

THE MP63 FUND, INC.

P R O S P E C T U S

June 28, 2022

TICKER SYMBOL: DRIPX

The MP63 Fund, Inc. (the “Fund”), seeks long-term capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

Section 1 | Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	2
Past Performance	3
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker/Dealers & Other Financial Intermediaries	4
Section 2 | Additional Investment Information	4
Investment Objective	4
Investment Strategies and Policies	4
Principal Investment Risks	6
MP63 Stock Index	7
Portfolio Holdings Disclosure	8
Section 3 | Management	8
Investment Adviser	8
Portfolio Managers	9
Section 4 | How to Purchase Shares	9
How Shares are Priced Each Day	9
Fair Value Pricing	10
How to Invest in the Fund	10
Opening and Adding to Your Account	11
Purchases Through Financial Services Organizations	11
Purchasing Shares by Mail	12
Purchasing Shares by Telephone/Wire Transfer	12
Automatic Investment Plan	13
Tax Qualified Retirement Plans	13
Miscellaneous Purchase Information	13
Section 5 | How to Redeem Shares	14
General Redemption Information	14
Redemption By Mail	15
Redemption By Telephone	15
Signature Guarantees	15
Payment of Redemption Proceeds	16
Redemption Fee	16
Section 6 | General Information	16
Dividends and Distributions	16
Tax Status	17
Code of Ethics	18
Portfolio Transactions and Brokerage Commissions	18
Distribution of Fund Shares	18
Section 7 | Financial Highlights	19
Section 8 | Privacy Statement	20
Section 9 | For More Information	Back Cover

Section 1 | FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Individual Shareholder Fees: (fees paid directly from your investment)

Redemption Fees (as a percentage of amount redeemed within 180 days of purchase)	1.00%

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)

Management Fees	0.35%
Distribution & Servicing (12b-1) Fees	0.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses)	0.63%

*The Fund also has an Administrative and Operating Services Agreement with Moneypaper Publications LLC, the parent of the Advisor, to provide certain services to the Fund that are necessary for the Fund’s operations and are not provided by other parties. Fees for such services amounted to $42,149 for the year ended February 28, 2022, and are included in “Other Expenses”.

EXPENSE EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

There is no redemption fee charged if shares remain in the fund for six months or more, therefore you would pay the following expenses if you did not redeem your shares.

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend paying common stock of companies that offer direct investment plans (“DRIPs”), with an emphasis on quality and diversity. These are typically large-capitalization stocks (e.g., companies with market capitalizations of greater than $10 billion). The Fund is generally invested in a blend of value and growth styles. Buying and

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selling decisions emphasize a long-term outlook and take into account the maintenance of a balance among the companies and industries represented. The companies in which the Fund principally invests are typically large capitalization stocks and are diversified across industries. However, the Fund may invest in companies of any size. The remaining assets in the Fund (up to 20%) may be held in cash or cash equivalents, or invested in stocks that the managers believe would be useful for diversification purposes.

Under normal market conditions, the number of companies in which the Fund principally invests is 63.1 However the number may be more or less depending on the portfolio managers’ assessment of the potential for future growth. Generally, each such company is allocated an amount of the total to be invested in the manner designed to reduce the impact of volatility by investing regularly and periodically rather than making lump-sum investments in larger amounts.  Dividends are generally reinvested in the company that paid the dividend.

Fund holdings are periodically rebalanced to realize profits or losses, to minimize exposure to what the managers may believe are overvalued securities (and augment undervalued positions). To facilitate this investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to make regular periodic investments, which can be stopped or changed at any time.

For additional discussion of the Fund’s investment strategies, please see Section 2.

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

General Risks

You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments may vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

Risks of Investing in Common Stocks

Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and the price of their securities may therefore be more volatile.

1 When the Fund commenced operations in 1999, the companies in which the Fund invested were represented in the MP63 Stock Index (the “DRIP Index”), an index established in 1994 by an affiliate of the Advisor to track the performance of companies that offer dividend reinvestment plans (DRIPs). From January 1, 1994 through May 22, 2017, which is the last day that the DRIP Index was actively maintained and updated, the Fund invested primarily in the portfolio companies that were included in the DRIP Index, with results that the Advisor believes demonstrated the relative advantages of investing in companies with DRIPs. Since May 22, 2017, the Fund has principally invested, and will continue prospectively to principally invest, in common stocks that meet the same investment criteria as was utilized to select the stocks that comprised the DRIP Index. For a more detailed description of the DRIP Index, please see Section 2—DRIP INDEX.

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Focused Portfolio Risks

The Fund principally invests its assets in the securities that offer direct investment plans (“DRIPs”). Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a fund that holds a broader array of securities.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.mp63fund.com and by calling toll-free 1-877-MP63FUN (1-877-676-3386).

Year-By-Year Annual Returns

(for calendar years ending on December 31)

During the periods covered in the bar chart, the highest return for a quarter was 15.70% (quarter ended June 30, 2020) and the lowest return for a quarter was -21.82% (quarter ended March 31, 2020). The Fund’s year-to-date return as of March 31, 2022 was -3.25%.

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Average Annual Total Returns (for periods ending on December 31, 2021)

	One Year	Five Years	Ten Years	Since Inception (3/2/1999)
Return Before Taxes	20.48%	13.41%	13.50%	7.60%
After-Tax Return on Distributions	19.18%	12.11%	12.15%	6.72%
After-Tax Return on Distributions and Sale of Fund Shares	12.51%	10.23%	10.67%	6.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	28.68%	18.44%	16.52%	8.14%

The S&P 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

MANAGEMENT

Investment Adviser - The Moneypaper Advisor, Inc. (the “Advisor”).

Portfolio Managers – The portfolio is managed by a team based on a long-stand defensive strategy. The management team is made up of Vita Nelson, who has served since inception in February 1999. Mario Medina, who has served since July 1, 2012, Lee Nelson, who has served since January 1, 2017, and Byron Perez, who has served since January 1, 2018.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The Fund is currently available through two discount brokerage services, TD Ameritrade and Charles Schwab, on their respective no-load/transaction fee platforms. There are no minimums for purchases or exchanges into the Fund. The Fund’s shares are redeemable on any business day by written request to the Fund, by telephone, by wire transfer, or by contacting your financial adviser.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SECTION 2 | ADDITIONAL INVESTMENT INFORMATION

This section provides you with additional information concerning the Fund’s investment objectives, strategies and policies and principal risks.

INVESTMENT OBJECTIVE

The MP 63 Fund, Inc. (the “Fund”) seeks long-term capital appreciation. The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by the Advisor for long-term capital appreciation.

INVESTMENT STRATEGIES AND POLICIES

The MP 63 Fund is a diversified portfolio made up largely of dividend paying stocks of companies with long histories of consistently increasing dividends. In addition, the companies in which the Fund invests have in common that they offer company shareholders the advantage of a direct investment plan (also known as dividend reinvestment plan or DRIP).

The Advisor has a strongly held belief in the benefits of investing in high-quality DRIP companies. The Advisor has long believed that such companies’ commitment to its shareholders, as evidenced by providing such plans (so that even the smallest investor can build holdings by investing in the company), has a beneficial effect on company performance.

This commitment to DRIP investing was one of the most important strategies recommended by editors of Moneypaper, a monthly financial newsletter that was first published in 1980 by an affiliate of the Advisor. The commitment to DRIP investing also led, in 1994, to the creation of the MP 63 Stock Index, an index made up of a representative group of DRIP companies (“DRIP Index”).2 In 1999, subscribers to Moneypaper requested a vehicle into which they could invest in a DRIP-like manner for their Individual Retirement Accounts (IRAs), and so the MP 63 Fund (DRIPX) was born.

The Advisor believes that its educated Fund shareholders have played a part in the Fund’s effort to grow assets over the long-term while incurring less than market risk and volatility. Fund shareholders are not prone to panic when there is a market pullback, so the Advisor has not been forced to sell to cover redemption requests. To facilitate its DRIP-style investing strategy, the Fund offers an Automatic Investing Plan and encourages shareholders to make regular investments to build holdings over the long-term.

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in DRIP companies. Generally, we use the dividends paid by each company to make additional contributions into that company. Dividends are generally reinvested in the companies that paid them.

Beyond the DRIP focus, the Fund aims to buy these businesses at reasonable valuations relative to their prospects.  Portfolio positions are constantly monitored to ensure that they continue to meet the Fund’s investment objectives. Positions could be sold if there are questions in regard to their competitive position or balance sheet or if earnings or dividend growth prospects are no longer attractive. This focus on superior businesses for the long term has resulted in a very low portfolio turnover rate.

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In selecting securities for the Fund’s portfolio, the Fund’s portfolio managers generally consider investment characteristics such as growth in earnings, history of paying dividends, debt ratios, and prospects for future growth. The Fund will generally invest in a blend of value and growth styles, and the portfolio managers buying and selling decisions attempt to achieve a balance among companies and industries, with an emphasis on maintaining a long-term outlook that will maximize shareholder value. The companies in which the Fund principally invests are typically large capitalization stocks and are diversified across industries. However, the Fund may invest in companies of any size. The remaining assets in the Fund (up to 20%) may be held in cash or invested in other stocks that the managers believe would be useful for diversification purposes.

Under normal market conditions, the number of companies in which the Fund principally invests is 63. However, that number may be more or less depending on the portfolio managers’ assessment of the potential for future growth. Generally, the portfolio managers seek to reduce the impact of volatility by investing regularly and periodically rather than making lump-sum investments in larger amounts.

2 Additional information concerning the DRIP Index can be found later in this Section 2 under the heading MP 63 STOCK INDEX-(“DRIP Index”).

The Fund’s portfolio managers periodically rebalance the Fund’s portfolio holdings so that individual companies would not represent what the managers believe to be an unsafe level of net assets. In so doing, the Advisor generally believes that no company should represent more than about 3% of net assets and no company should represent less than about 1% of net assets. Such occasional rebalancing of the portfolio allows the Fund to realize profits or losses, to minimize exposure to what the managers may believe are overvalued securities (and augment undervalued positions). Except for these actions and the reinvestment of dividends into the same companies that paid them, all otherwise unallocated cash is distributed among the portfolio holdings, with an emphasize on taking advantage of opportunities to maximize value.

The Fund, from time to time, may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions or to retain flexibility in meeting redemptions and paying expenses, which may hinder the Fund in achieving its investment objective. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents such as money market mutual funds. If the Fund were to invest in shares of another mutual fund, including a money market mutual fund, the shareholders of the Fund generally would be subject to duplicative management fees.

To facilitate its investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to invest regularly to build holdings over time at a variety of price points. This strategy, known as dollar-cost averaging, causes the investor to buy more shares when the NAV is lower and fewer shares when the NAV is higher. Thus, the investor gets the advantage of market volatility.

PRINCIPAL INVESTMENT RISKS

Risks in General

You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments varies from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of

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factors affecting the prices of the securities in the Fund. Further, the management team may not accurately predict the direction of the market as a whole and/or be invested in stocks that underperform the market. As a result, the Fund may not accomplish the investment results that you wish to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In addition, extraordinary events outside the control of the Fund, including acts of God (e.g., fire, flood, earthquake, storm, hurricane or other natural disaster), acts of war and terrorist activities, and global health events, such as epidemics, pandemics and disease, and their related social and economic impacts, may cause significant adverse market conditions and result in losses in value to the Fund’s investments.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all. In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may decrease more than the stock markets in general.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies and, therefore, their securities may be more volatile. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Focused Portfolio Risks

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The Fund principally invests its assets in securities that that offer direct investment plans (“DRIPs”). Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than to a Fund that holds a broader array of securities.

MP 63 STOCK INDEX - (“DRIP Index”)

As previously noted, beginning with its inception in 1999, the Fund sought to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that made up the DRIP Index, a proprietary index created and maintained by the Advisor comprised of quality companies that are diversified across industries and offer DRIPs. Effective May 22, 2017, however, the Advisor stopped maintaining the DRIP Index, and the Fund since that time has continued to invest principally in stocks that follow the same investment criteria as were utilized to buy and sell the stocks that comprised the DRIP Index. While no longer maintaining the DRIP Index, the Advisor believes that it is important for shareholders to understand the index and its history because so much of the Fund’s current investment strategy is inspired by the index and has its origins therein.

The DRIP Index was created at the start of 1994 by the editors of Moneypaper (a monthly investment newsletter published by Moneypaper Publications LLC, a majority owner of the Advisor) in order to track a representative sampling of companies that offer DRIPs. Moneypaper Publications LLC and the portfolio managers of the Fund managed the MP 63 Stock Index on a daily basis. With an emphasis on quality and diversity, the DRIP Index included companies that, in the managers’ opinion, could easily serve as “core” holdings in any portfolio and satisfy the long-term goals of the small investor who used DRIPs to build wealth. The DRIP Index’s design resulted in holdings comprised of a mixture of industrial companies, utilities, and transportation firms, and ran the gamut from pharmaceuticals to retailers. Included were blue-chip companies, banks, food companies, and other companies that the Advisor believed would do well over the long term.

The DRIP Index was designed to demonstrate the benefits of DRIP investing and thereby encourage individual investors to achieve long-term wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality, investor-friendly firms that offer DRIPs. Companies were generally replaced in the Fund in conjunction with changes made by the Advisor to the DRIP Index. Replacements to companies in the DRIP Index were generally made only when, in the Advisor’s judgment, a company no longer met the Advisor’s criteria for expected performance, or when a company was merged into or acquired by another company that was a non-DRIP company.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

SECTION 3 | MANAGEMENT

INVESTMENT ADVISER

The Moneypaper Advisor, Inc., 111 Pleasant Ridge Road, Harrison NY 10528 (the “Advisor”), has been retained under an Investment Advisory Agreement with the Fund to act as the Fund’s investment adviser, subject to the authority of the Board of Directors of the Fund.

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The Advisor furnishes the Fund with investment advice and is responsible for managing the Fund’s stock portfolio. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee, equal on an annual basis, to 0.35% of its average daily net assets. The Investment Advisory Agreement is terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days’ written notice. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” as defined in the Investment Company Act of 1940. The Investment Advisory Agreement had an initial duration of two years, and is renewable annually thereafter. Absent willful misfeasance, bad faith, gross negligence on the part of the Advisor, or reckless disregard of its obligations under the Investment Advisory Agreement, the Advisor is not liable for any action or failure to act in accordance with its duties thereunder. A discussion of the material factors considered by the Board when it last approved or renewed the Investment Advisory Agreement is available in the semi-annual report to shareholders for the period ending August 31, 2021.

The Fund also has an Administrative and Operating Services Agreement with Moneypaper Publications LLC, the parent of the Advisor, to provide certain non-advisory services to the Fund that are necessary for the Fund’s operations and are not provided by other parties. Fees for such services amounted to $42,149 for the year ended February 28, 2022, and are included in “Other Expenses” in the Expense Table in Section 1.

PORTFOLIO MANAGEMENT TEAM

The portfolio is managed by a team based on a long-stand defensive strategy. The management team is made up of Vita Nelson, who has served since inception in February 1999. Mario Medina, who has served since July 1, 2012, Lee Nelson, who has served since January 1, 2017, and Byron Perez, who has served since January 1, 2018.

Ms. Vita Nelson is President of Moneypaper Advisor, which is the manager of MP 63 Fund portfolio. She has been involved in the management of the portfolio since the Fund’s inception in March 1999. She began her career as a publisher. First, in 1969 she founded Westchester Magazine; the first regional magazine published in the East. In 1980, she founded The Moneypaper, a Financial Publications for Women, which focused attention on companies that offered dividend reinvestment plans (DRIPs). In 1996, she registered a broker/dealer, Temper of the Times, to help people get the one qualifying share to invest directly through a DRIP. She is currently president of Moneypaper Publications, LLC, which is the parent company of DRIP-related publications as well as the Moneypaper Advisor. Ms. Nelson graduated from Boston University with a degree in Comparative Literature.

Mr. Medina has been a member of the co-management team of the Fund since July 1st, 2017, and worked as Analyst for the Fund from November 2012 to July 2017. Mr. Medina is the Co-founder and Director of La Academia de las Inversiones (The Investment's Academy) an educational organization specialized in providing financial literacy, encouragement and motivation to the Spanish-speaking people inside and outside of the United States. Mr. Medina has also periodically contributed to the financial publications of Moneypaper Publications. Among his achievements, Mr. Medina has helped the Hispanic community understand the concept of low-cost direct investing in Index Funds, no-load Mutual Funds, and Dividend Reinvestment Plans (DRIPs) through the Hispanic media, courses and seminars. Mr. Medina graduated from the University of Havana in July 1989, with a degree in Architecture.

Lee Nelson has served on the Board of Directors of Temper of the Times Communications, Inc., publisher of Moneypaper, a Financial Publications for Women,

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and its successor company Moneypaper Publications LLC. In 1986, he wrote the initial program to track orders from individual subscribers to Moneypaper who wanted to enroll in a DRIP company. This was a unique program which allowed for efficient transfers by grouping individuals based on the company ordered. Although his participation in the financial publishing business and fund-related activities continued throughout the years, in 2017 he stepped in to more formally participate by joining in monthly portfolio strategy sessions and to receive daily portfolio reports. Most recently, in January 2021, he became a paid member of the portfolio management team. Nelson also serves as President and CEO of Envision Media Arts (EMA), a Film, TV, and Commercials production company, which has produced award-winning commercials for hundreds of prestigious brands which have been aired during both the Academy Awards and multiple Super Bowls. Through EMA he financed and produced 15 major films, among them Sundance Film Festival hit CELESTE & JESSE FOREVER starring Rashida Jones and Andy Samberg, MR CHURCH starring Eddie Murphy and Natascha McElhone, and THE ICE ROAD starring Liam Neeson and Laurence Fishburne. Nelson moved to Los Angeles from New York as a screenwriter and independent film producer. He graduated from Bard College (Annendale, NY) with a degree in history and received a certificate in French civilization from the Sorbonne (Paris, FR).

Byron Perez began his career with Moneypaper Publications, LLC in 2011, when he was engaged to serve as the Membership Services Manager for Moneypaper's DRIP Club. In addition, Mr. Perez put his background in Graphic Design to use on both the directinvesting.com and MP63fund.com websites. Currently, a major part of his employment with Moneypaper Publications, LLC involves his management of the myriad details associated with the administration of the MP 63 Fund. He has served as assistant to Vita Nelson both in her capacity as portfolio manager as well as her service as President of the MP 63 Fund. Since 2021, he is responsible to oversee the Fund’s compliance program under the direction of the Fund’s CCO, with the title Operations Manager for The MP63 Fund. Since 2017, Mr. Perez has participated in Moneypaper Advisor portfolio management meetings and he has been schooled in the long-standing defensive strategy followed by the Advisor. Byron is a graduate of Mercy College (New York) with a Bachelor of Fine Arts degree.

The Fund’s SAI contains more information about the Fund managers’ compensation, other accounts managed by the Fund managers, and the Fund managers’ ownership of Fund shares.

SECTION 4 | HOW TO PURCHASE SHARES

HOW SHARES ARE PRICED EACH DAY

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, are based upon the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Net Asset Value = Total Net Assets – Liabilities / Number of Shares Outstanding.

The Fund’s NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Mutual Shareholder Services, LLC. (the “Transfer Agent”). Your order must be placed

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with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV. The Fund’s investments are valued at market value. The fund’s portfolio is made up of stocks that are exchange-traded and easily valued. However, if a market quotation is not readily available, the Fund may use an independent pricing service to determine market value.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances, subject to the review and oversight of the Fund’s Board of Directors. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced. Examples of when a Fund security might require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; or if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

HOW TO INVEST IN THE FUND

The Fund offers only No-Load shares to the public. No-Load Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

The fund imposes no restrictions on the amount you may invest:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
REGULAR	No minimum	Any Amount
IRA’S	No minimum	Any Amount
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401(k) PLANS OR OTHER EMPLOYER SPONSORED RETIREMENT PLANS	No minimum	Any Amount

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third-party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer, through participating financial services professionals, and to the extent permitted by law, the Internet. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-877-MP63FUN (1-877-676-3386), extension 102.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. The Fund is currently available through two discount brokerage services, TD Ameritrade and Charles Schwab, on their respective no-load/transaction fee platforms.

PURCHASING SHARES BY MAIL

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To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The MP63 Fund, and mail the form and check to:

The MP 63 Fund

c/o: Mutual Shareholder Services LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 pm. Eastern time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY TELEPHONE/WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

1.	Call 1-877-MP63FUN (1-877-676-3386), ext. 102 to inform the Transfer Agent that you want to open an account and that a wire is being sent for a certain amount of money.
2.	Obtain an Account Number from the Transfer Agent.
3.	Ask your bank to wire funds to the account of:

U.S. Bank, N.A.

Cincinnati, OH

ABA# 042000013

For credit to the MP63 Fund

Account # 130100788905

Your Shareholder Acct. No.

(Insert Account Number, obtained from the Transfer Agent) (see #2 above)

Your Shareholder Acct. Name

(Insert Shareholder Name)

4.	Fill out the Account application included with the prospectus or found at the Fund’s website, MP63FUND.com, fax it to (1-440-526-4446), and then mail it to the Transfer Agent at MP63 Fund, c/o MSS, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new account in the MP63 Fund.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, print one from the Fund’s website (MP63FUND.com), or call the Transfer Agent and they will send you an application. You may make purchases by telephone only if you have an account at a bank that is a member of an Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility,

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the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund has the authority, through its transfer agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts to be used for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution, which is an ACH member for automatic withdrawals under the plan. You can automatically transfer fixed amounts from your bank, savings and loan, or other financial institution to purchase additional shares. The Fund may alter, modify, amend, or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-877-MP63FUN (1-877-676-3386).

TAX-QUALIFIED RETIREMENT PLANS

The Fund is available for your tax-deferred retirement plan.

•	Individual Retirement Accounts (“IRAs”): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law; 403(b) plans for employees of public-school systems and non-profit organizations;
•	401(k) plans;
•	Profit-sharing plans and pension plans for corporations and employees.

You can also transfer your tax-deferred plan from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA. An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-MP63FUN (1-877-676-3386) or by downloading a copy from the Fund’s website, MP63FUND.com.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made in one of the following manners: by wire transfer, by check, or by money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $25.00 fee against

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your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Investors opening an account will be asked their name, address, date of birth, and other information that will allow the Fund to identify them. The Fund also may request other identifying documents or information. The Fund may not be able to open an account or complete a transaction until it is able to verify an investor’s identity.

All purchases of the Fund’s shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided that the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders received in such manner will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 24%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

SECTION 5 | HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

You may redeem all or a portion of your shares at any time. Your shares will be redeemed at the Fund’s per share NAV next determined after receipt of your instructions in good order as explained below. The Fund’s NAV will fluctuate on a daily basis. The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

To initiate a redemption, you may send a written request, or, if authorized in the Account Application, you may contact the Transfer Agent by telephone with an oral request. All redemption requests must be in “good order”.

“Good order” means that your request must include:

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1.	Your account number;
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
3.	For a written redemption request, the signatures of all account owners exactly as they are registered on the account;
4.	Any required signature guarantees; and
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

REDEMPTION BY MAIL

To redeem shares by mail, simply mail a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered, to the Transfer Agent at: MP 63 Fund, Inc., c/o: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. Requests must include the following documentation:

1.	any required signature guarantees (see Signature Guarantees, above); and
2.	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.

REDEMPTION BY TELEPHONE

Provided the Telephone Redemption Option has been authorized in your Account Application, you may redeem shares by calling the Transfer Agent at 1-877-MP63FUN (1-877-676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The Transfer Agent’s records of such telephone instructions are binding and each shareholder, and not the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you can fax your instructions to the Transfer Agent at (1-440-526-4446) or issue written instructions to the Transfer Agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

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SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.	if you change the ownership on your account;
2.	when you want the redemption proceeds sent to a different address than is registered on the account;
3.	if the proceeds are to be made payable to someone other than the account’s owner(s);
4.	any redemption transmitted by federal wire transfer to your bank; and
5.	if a change of address request has been received by the Fund or Transfer Agent within 15 days prior to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the properly executed signature guarantee, if required, is received.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, credit union securities broker or dealer, or savings and loan association. Contact the Fund at 1-877-MP63FUN (1-877-676-3386) for further details.

PAYMENT OF REDEMPTION PROCEEDS

After your shares have been redeemed, proceeds will generally be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE (for shares held less than 180 days)

The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can unnecessarily disrupt the Fund’s investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund’s transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders. For these reasons, the Fund assesses a 1% fee on the redemption of shares held for less than 180 days from original purchase date.

The redemption fee does not apply to any shares purchased through automatic investments, reinvested distributions (dividends and capital gains) or shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans). This fee also does not apply to shares held in IRA accounts.

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SECTION 6 | GENERAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any, at least annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Advisor believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

1.	Reinvest all distributions in additional shares;
2.	Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or
3.	Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months), the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as “undeliverable,” all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.

TAX STATUS

Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short- or long-term capital gain. Capital gains may be taxable at different rates depending on the length of time that the Fund holds its assets. Interest income from direct investment by non-corporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The Transfer Agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates, and trusts, subject to certain income thresholds.

The Fund is conscious of tax implications and attempts to be tax efficient, as evidenced by its low turnover ratio. A sale of Fund shares may be a taxable event that may result in a capital gain or loss. To the extent that redemption requests result in sales of shares of the Fund’s portfolio securities, remaining shareholders may be subject to capital gains or losses. However, the Fund’s early redemption fee policy, the fees from which are used to

18

defray Fund expenses, is designed to encourage longer-term investment in the Fund and to discourage redemptions. The early redemption fee is designed to discourage such sales and compensate existing shareholders.

For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see “Taxation” in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

CODE OF ETHICS

The Fund and the Advisor have each adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates. Among other provisions, the Code requires that employees with access to information about the purchase or sale of securities in the Fund’s portfolio obtain clearance before executing personal trades in securities owned by the Fund. With respect to Ms. Nelson and other investment personnel, the Code of Ethics requires that access persons obtain prior approval before acquiring more than 2,000 shares or $50,000 whichever is higher, by any Code person, a member of a Code person’s immediate family or living in a Code person’s home, a person the majority of whose support is provided by a Code person, or an account controlled by a Code person (collectively, “Related Parties”). With respect to Ms. Nelson, Mr. Medina and other personnel of the Advisor, the Code of Ethics prohibits the acquisition of securities in an initial public offering, imposes blackout periods on trading, and bans short-terms trading profits on the purchase and sale within 60 calendar days of a security held by the Fund. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor is responsible for placing all orders for purchases and sales of the Fund’s securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates. Subject to seeking the most favorable price and execution available, the Advisor may not consider sales of the Fund’s shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be affected through an affiliate of the Advisor, as long as the affiliate is not compensated for executing the transaction. For more information, see “Portfolio Transactions and Allocation of Brokerage” in the SAI.

DISTRIBUTION OF FUND SHARES

The Distributor: Arbor Court Capital, LLC (the “Distributor”), is located at 2000 Auburn Drive Suite 300 Beachwood, Ohio 44122, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries: The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives, and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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SECTION 7 | FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the Fund’s last five fiscal years ending on the last day of February of each period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the Fund’s fiscal years ending on the last day of February from 2017 through 2020, as presented below, was audited by WithumSmith+Brown, PC. Information for the Fund’s fiscal year beginning February 28, 2021 as presented below has been audited by Cohen & Company, Ltd,, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Financial Highlights

Selected data for a share outstanding

throughout the year

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

** Per share amounts are calculated using the average shares method.

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SECTION 8 | PRIVACY STATEMENT

Commitment to Consumer Privacy

From its first day of operation, The MP63 Fund, Inc. (the “Fund”) has been committed to handling investor information responsibly. Management recognizes and respect the privacy expectations of each of its investors and believes the confidentiality and protection of investor information is one of its fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but the continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information

The Fund collects, retains, and uses consumer information only where it reasonably believes it would be useful to the consumer and allowed by law. Such information is only used to enhance, evaluate, or modify a consumer’s relationship with The Fund to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Fund and related products and services. Management does not share or sell personal information about consumers to third parties for their independent use. However, we may share information with companies affiliated with the Fund in order to provide shareholders with information about other products or services that may be of interest.

•	Consumer information collected by, or on behalf of the Fund generally comes from the following sources:
•	Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Fund;
•	Transaction history of a shareholder’s account; or
•	Third parties.

Management may disclose consumer information to third parties who are not affiliated with the Fund:

•	as permitted by law, for example with service providers who maintain or service customer accounts for the Fund or to a shareholder’s broker/dealer, or
•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

Service providers to the Fund are required:

•	to maintain policies and procedures designed to assure only appropriate access to information about customers of the Fund;
•	to limit the use of information about customers of the Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and
•	to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Fund.

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SECTION 9 | FOR MORE INFORMATION

A Statement of Additional Information (“SAI”) containing additional information about the Fund, dated June 28, 2022 is available free of charge. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. The Fund’s Annual Report, dated February 28, 2022, contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and/or the Annual and Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund’s receipt of a request for one. Such request should be addressed to MP 63 Fund, Inc., C/O: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. The telephone number for shareholder inquiries and to request copies of the SAI or the Fund’s Annual and Semi-Annual Reports is 1-877-MP63FUN (1-877-676-3386). The SAI and/or the Annual and Semi-Annual Reports are also available free of charge, on the Fund’s website at http://www.MP63FUND.com.

Information about the Fund, including the SAI are also available on the EDGAR database or on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

(INVESTMENT COMPANY ACT FILE NO. 811-09053)

MP 63 FUND, INC.

TICKER SYMBOL: DRIPX

STATEMENT OF ADDITIONAL INFORMATION

Dated June 28, 2022

This Statement of Additional Information is not a prospectus. It supplements and should be read in conjunction with the Fund’s Prospectus dated June 28, 2022. This SAI incorporates by reference the Fund’s Prospectus, dated June 28, 2022, and Annual Report to Shareholders for the fiscal year ended February 28, 2022 (the “Annual Report”). A free copy of either the Prospectus or the Annual Report can be obtained by writing MP63 Fund, Inc., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-MP63FUN (1-877-676-3386).

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Fund is an open-end, diversified management investment company, which was incorporated under the laws of the State of Maryland on October 13, 1998. The Fund’s business and affairs are managed by its officers under the direction of its Board of Directors. The Fund currently offers its shares in one series. The Fund’s investment objective and a summary of its investment policies are set forth in the Prospectus. Additional information regarding the Fund’s investment policies and restrictions is set forth below.

INVESTMENT POLICIES.

The following paragraphs provide additional information about the Fund’s investment policies. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

COVERED CALL OPTIONS TRANSACTIONS - To protect the Fund against changes in securities prices or interest rates, the Fund may write (sell) call options on portfolio securities held by the Fund. This is known as writing “covered calls”. When the Fund writes a covered call, it receives a premium from the contract buyer. If the price of the stock rises beyond the price set in the options contract, the buyer may require the Fund to sell its portfolio securities at the option price, with the effect that covered call writing can limit the upside profit potential of a portfolio holding.

On the other hand, if the price of the security drops, the premium received helps to offset the loss in stock value. The Fund will only engage in such transactions as allowed under applicable rules and regulations.

INVESTMENT RESTRICTIONS

In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund, without the vote of a majority of the Fund’s outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, THE FUND WILL NOT:

1.	Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.
2.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund’s total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.
3.	Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than as set forth in restriction number 4 below.
4.	Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or
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emergency purposes in order to meet redemption requests. The reason the Fund might borrow would be to avoid selling a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by the Fund on borrowed funds would decrease its net earnings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

5.	Purchase or sell real estate, commodities, or commodity futures contracts.
6.	Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.
7.	Engage in any short-selling operations.
8.	Lend money other than through the purchase of debt securities in accordance with its investment policies.
9.	Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.
10.	Acquire or retain more than 5% of the securities of any other investment company.

The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

THE FUND WILL NOT:

1.	Acquire securities for the purpose of exercising control over management.
2.	Invest more than 15% of its net assets in illiquid securities.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund’s net assets will not be considered in determining whether it has complied with its investment restrictions.

DIRECTORS AND EXECUTIVE OFFICERS

The Directors are responsible for overseeing the general operations of the Advisor and the general operations of the Fund. These responsibilities include approving the arrangements with companies that provide necessary services to the Fund, ensuring the Fund’s compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Directors have appointed officers to provide many of the functions necessary for day-to-day operations. The following table contains information concerning the Directors and officers of the Fund and their principal occupations during the past five years.

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DISINTERESTED (INDEPENDENT) DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Director
Susan S. Ryan* 241 Perkins Street, Unit A602 Jamaica Plain, MA 02130 Birth Year: 1950	Director, Audit Committee Chair, Nominating Committee Member	Indefinite Since March 2016	1
	Principal Career Occupations		Other Directorships Held by Director
	Vice President, C.A. White (real estate development and management company). Vice President, Global Client Services Wealth Manager Services, State Street Corporation, Quincy, MA. Managing Director, Wealth Management Services, Private Clients Group, FleetBoston Financial, Boston, MA. Director, Product Management and Development, Global Trade, BankBoston, Boston, MA.		None

*Susan Ryan is Gloria Schaffer’s daughter

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Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Director
Daniel C. Mandell 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1963	Director, Audit Committee Member, Nominating Committee Member	Indefinite. Since 2016	1
	Principal Career Occupations		Other Directorships Held by Director

General Counsel and Vice President of DialogueDirect, Inc., a company that provides fundraising and marketing services on behalf of charitable organizations.

Attorney and founding member of Caraballo & Mandell, PLLC, a law firm established with a concentration in commercial and real estate litigation and transactions.

			DialogueDirect, Inc.; Red Fundraising (a subsidiary of DialogueDirect based in Ireland)

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Director
Dr. Edward V. Shashoua 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1959	Director, Audit Committee Member, Nominating Committee Member	Indefinite. Since 2016	1
	Principal Career Occupations		Other Directorships Held by Director

Primary Care Internist, Newton-Wellesley Physicians-Wellesley Hills, Wellesley, MA;

Marino Center for Integrative Health, Cambridge, MA June; Owner and Trustee of Brandywine Development Company, Brookline, Massachusetts a real estate development, investment, and management company

			Ischemix, Inc., a Biotech company in phase II development of medications for use in cardiovascular protection

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INTERESTED DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Director
Vita Nelson 111 Pleasant Ridge Road, Harrison, NY 10528 Birth Year: 1937	Director, President	Indefinite. Since 1998	1
	Principal Career Occupations		Other Directorships Held by Director
	President Director, and Portfolio Manager, The Moneypaper Advisor, Inc. (investment adviser to the Fund). President, Editor and Publisher of the Moneypaper Publications, LLC. Chairman, Temper of the Times Investor Services, Inc., (Broker/Dealer and Enrollment Service for Direct Investment Plans (DRIPs)). Editorial Contributor to Forbes.com, Kiplingers.com, and WeissReasch.com. Municipal Bond Market Maker, Granger & Company		Moneypaper Publications LLC and its predecessor, The Moneypaper Advisor, Inc. Temper of the Times Investor Service, Inc.

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PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen
Lee Nelson (1) 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1962	Secretary	Indefinite. Since 2019	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Founder, President and CEO of Envision Media Arts, a media advertising production company (since 2002); Chief Creative Officer, Canvas Advertising, (200402013)		Founding Board Member, Temper of the Times Foundation, a 501(c)(3) organization that underwrites conservation and restoration projects in the United States and the Caribbean
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Officer
J. Mario Medina 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1966	Treasurer	Indefinite. Since 2017	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer

Co-manager of the Fund since July 1, 2017; Co-founder and Director of La Academia de las Inversiones (The Investment's Academy) (since 2021); Since 2006 has provided encouragement and financial education to the Hispanic community in the United States and around the world with conferences, and radio and television shows.

None
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Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen by Officer
Leonard Barenboim 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1961	Chief Compliance Officer	Indefinite, Since 2017	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Chief Compliance Officer for the Advisor since May 2017. CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc. (a direct investment plan broker-dealer) since 2013; Principal and project manager, ELBI Systems LLC (a compliance consultant for small broker-dealers, registered investment advisers, and other financial technology companies since 2012; and Chief Compliance Officer, Ariston/Astor Wealth Management Inc. from 2014-2015.		None

1.	Lee Nelson is Vita Nelson’s son.
2.	Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and, therefore, is an “Interested Director” of the Fund.

Additional Information about the Directors

The Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion. The Board of Directors has also considered the contributions that each Director can make to the Board and the Fund.

As described in the table above, one of the Independent Directors, Gloria Schaffer, and the only Interested Director, Vita Nelson, have served on the Board for a considerable period of time, which has provided them with an intimate knowledge of the business and operation of the Fund. In addition, the following experience, qualifications, attributes and/or skills apply to each Director as specified: Vita Nelson, executive experience with investment advisory firms (including the Advisor), broker dealer firms and other businesses; Gloria Schafer, executive experience as the Secretary of State in Connecticut Consumer Advocate for the State of Connecticut; board experience as a Director of the National Civil Aeronautics Board, as well as her experience in real estate development; Susan Ryan, executive experience in financial services, wealth management, and real estate development, plus advanced educational degrees in relevant disciplines; Daniel Mandell, experience as an attorney; experience as a director for other organizations, prior work experience in the financial services industry; his integrity and dedication to transparency and investor protection; and his willingness and enthusiasm for taking

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on the responsibilities of the Director position; and Dr. Edward Shashoua, his integrity; his diverse educational and work experience, including his medical background; his prior investment management experience and his experience as the director of a biotech development company. The aforementioned references to the experience, qualifications, attributes and/or skills of the Directors, which are provided pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.

Board Structure

The Board of Directors is responsible for overseeing the management and operations of the Fund. The Board consists of four Independent Directors and one Director who is an interested person of the Fund. Vita Nelson, who is an interested person of the Fund, serves as Chair of the Board. The Board of Directors has two standing committees: the Audit Committee and the Nominating Committee.

During the fiscal year ended February 28, 2022, the Audit Committee met 4 times. The members of the Audit Committee are all of the Directors who are not “interested” persons of the Fund (as defined in the 1940 Act). The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to the following: the engagement or discharge of the Fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.

The Nominating Committee did not meet during the fiscal year ended February 28, 2022. The members of the Nominating Committee are all of the Directors who are not “interested” persons of the Fund (as defined in the 1940 Act). The primary responsibilities of the Nominating Committee are, as set forth in its charter, to select and nominate other Directors, including Independent Directors. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Fund’s Bylaws and applicable law. Candidates submitted by Shareholders for consideration by the Nominating Committee must be sent to the President of the Fund in writing together with the appropriate biographical and other information concerning each such proposed nominee.

The Board generally holds four regular meetings each year to consider and act upon matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also regularly meet outside the presence of management. Subject to the requirements of Investment Company Act of 1940 regarding in person approvals of advisory contract renewals and other matters, these meetings may take place in person or by telephone. Through the Audit Committee, the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for Fund management. The Board of Directors has determined that its committee structure helps ensure that the Fund has effective and independent governance and oversight. Given the Advisor’s sponsorship of the Fund, the fact that investors have selected the Advisor to provide overall management to the Fund, and Ms. Nelson’s senior leadership role within the Advisor, the Board elected her Chair. The Board reviews its structure regularly and believes that its leadership structure, including having 80% of the Board be Independent Directors, coupled with the responsibilities undertaken by Ms. Nelson as Chair, is appropriate and in the best interests of the Fund, given its specific characteristics. The Board of Directors

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also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Fund is the Board’s oversight of the risk management of the Fund’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Fund, the Advisor and the other service providers to the Fund have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Fund and the other service providers.

The Board of Directors exercises oversight of the risk management process through the Board itself and through the Audit Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Directors requires management of the Advisor and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Directors meet separately with the Fund’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including its investment performance, as well as reports regarding the valuation of the Fund’s securities. In addition, in its annual review of the Fund’s advisory agreements, the Board reviews information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Fund and the effectiveness of its committee structure.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Those Directors who are officers or employees of the Advisor, or its affiliates receive no remuneration from the Fund. Each disinterested Director receives $2,000 per year for serving as a Director of the Fund. In addition, each disinterested Director may be reimbursed for expenses incurred in connection with attending meetings.

The following table sets forth the compensation paid by the Fund to each disinterested Director during the fiscal year ended February 29, 2022:

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Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
Daniel Mandell	$2,000	None	None	$2,000
Gloria Schaffer	$2,000	None	None	$2,000
Susan Ryan	$2,000	None	None	$2,000
Edward Shashoua	$2,000	None	None	$2,000

As of June 16, 2022, the Directors and Officers of the Fund as a group owned, of record or beneficially, less than 2% of the Fund’s outstanding shares.

The following table sets forth the dollar range of shares of the Fund beneficially owned by each Director of the Fund as of December 31, 2021:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities Held in All Funds Overseen By Director In Family of Investment Companies
Daniel Mandell	$0	$0
Gloria L. Schaffer	$0	$0
Susan Ryan	$0	$0
Edward Shashoua	$0	$0
Vita Nelson	over $100,000	over $100,000

INVESTMENT ADVISORY AND OTHER SERVICES

The investment advisor for the Fund is The Moneypaper Advisor, Inc. (the “Advisor”). The Advisor acts as such pursuant to a written agreement, which must be annually re-approved by the Board of Directors. The address of the Advisor is 111 Pleasant Ridge Road, Harrison, NY 10528.

CONTROL OF THE ADVISOR

The stock of the Advisor is owned by Moneypaper Publications, LLC, of which Vita Nelson is the majority shareholder. Vita Nelson is the President of the Fund and Board Chair.

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INVESTMENT ADVISORY AGREEMENT

The Advisor acts as the investment advisor of the Fund under an Investment Advisory Agreement, which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities on not more than sixty (60) days’ written notice to the Advisor, and by the Advisor on sixty (60) days’ written notice to the Fund. Unless sooner terminated, the agreement continues in effect for more than two years after its execution only if such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to its Investment Advisory Agreement, the Fund pays the Advisor monthly an advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Advisor may waive a portion of its fees from time to time. For the fiscal years ended on the last day of February 2022, 2021, and 2020, investment advisory fees amounted to $341,437, $262,083, and $256,230, respectively.

Under the Investment Advisory Agreement, the Advisor provides the Fund with advice and assistance in the selection and disposition of the Fund’s investments. All investment decisions are subject to review by the Fund’s Board of Directors to ensure that they meet the criteria described in the prospectus. The Advisor is obligated to pay the salaries of any employees of the Advisor or any of its affiliates serving as officers of the Fund.

PORTFOLIO MANAGERS

As described in the prospectus, Ms. Vita Nelson and Mr. Mario Medina are the portfolio managers responsible for the day-to-day investment management of the Fund. The portfolio managers do not manage any accounts other than the Fund. There are thus no material conflicts of interest in the allocation of the investment opportunities between the Fund and such other investment vehicles.

COMPENSATION

As of February 28, 2022, the Advisor paid Ms. Nelson and Mr. Medina fixed compensation that is competitive within the mutual fund industry. Ms Nelson, as an owner of the Advisor and its parent, also participates in the profits of the Advisor. No element of the fixed compensation is tied to the performance of the Fund compensation is

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of February 28th, 2022, Ms. Vita Nelson’s IRA owned shares of the Fund worth $500,001-$1,000,000 and Mr. Medina owned shares of the Fund worth $10,001 - $50,000.

CODE OF ETHICS

The Fund and the Advisor comply with Rule 17j-1 of the Investment Company Act of 1940 that restricts personal investing practices by their employees. Among other provisions, the Code requires that employees with access to information about the purchase or sale of securities in the

13

Fund’s portfolio obtain clearance before executing personal trades in securities owned by the Fund. With respect to Ms. Nelson and other investment personnel, the Code of Ethics requires that access persons obtain prior approval before acquiring more than 2,000 shares or $50,000 whichever is higher, by any Code person, a member of a Code person’s immediate family or living in a Code person’s home, a person the majority of whose support is provided by a Code person, or an account controlled by a Code person (collectively, “Related Parties”).

These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund. In accordance with Sarbanes Oxley requirements, the Fund has also adopted a Code of Ethics for Principal Executive and Senior Financial Officers.

ADMINISTRATOR

The Administrator for the Fund is Mutual Shareholder Services, LLC. (the “Administrator”), which has its principal office at 8000 Town Centre Drive, Suite 400, Broadview OH, and is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. Pursuant to a Transfer Agent and Administration Agreement and Accounting Service Agreement (collectively the “Agreements”) with the Fund, the Administrator provides administrative services necessary for the Fund, subject to the supervision of the Board of Directors.

The Agreements are terminable by the Board of Directors of the Fund or the Administrator on ninety (90) days written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreements shall remain in effect for three years from the date of its initial approval, subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreements generally provide that in the absence of willful misfeasance or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreements, the Administrator provides most of the administrative services for the Fund including: (i) providing entry of all data from shareholders’ applications; (ii) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (iii) monitoring the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iv) coordinating with Fund counsel for the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, (v) preparing reports to the Fund’s shareholders and the Securities and Exchange Commission; (vi) preparing in conjunction with Fund counsel all filings under the securities or “Blue Sky” laws of such states or countries, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) maintain an anti-money laundering program in compliance with the USA PATRIOT Act.

The Administrator also provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) maintaining

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certain books and records described in Rule 31a-1under the 1940 Act, and reconciling account information and balances among the Fund’s Custodian and Advisor; and (vi) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR’S FEES

For the administration, fund accounting, transfer agent and disbursing agent services rendered to the Fund by the Administrator, the Fund pays the Administrator a fixed monthly fee plus a fee based on the number of shareholder accounts. For the fiscal years ended on the last day of February 2022, 2021, and 2020, the Fund paid the Administrator $59,228, $58,073, and $54,300, respectively for these services.

ADMINISTRATIVE AND OPERATING SERVICES AGREEMENT

Pursuant to a separate Administrative and Operating Services Agreement between the Fund and Moneypaper Publications LLC, the parent of the Advisor, Moneypaper Publications LLC provides certain administrative services not otherwise provided by other parties, including MSS. These services include the oversight of the Fund's service providers, responding to shareholder inquiries, providing certain sub-accounting services for the Fund, web-site design and management, preparation and dissemination of Fund-related communications, and other general administrative services. For these services, the Fund pays Moneypaper Publications LLC a flat monthly fee not to exceed $7,500. However, at present Moneypaper Publications LLC charges the Fund only $3,500 per month for these services and has done so since October 2007. Moneypaper Publications LLC does not currently intend to increase the fee, although it may seek to do so in the future. For the fiscal years ended on the last day of February 2022, 2021, and 2020, Moneypaper Publications LLC received $42,149, $42,000, and $41,966, respectively for these services.

CUSTODIAN

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212, serves as custodian for the Fund’s cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

DISTRIBUTION

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Arbor Court Capital, LLC (the “Distributor”), 2000 Auburn Drive Suite 300 Beachwood, Ohio 44122, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administrative services and promotes and arranges for the sale of the Fund’s shares on a best-efforts basis. The offering of the Fund’s shares is continuous. The Distributor and Administrator are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of one year and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. After the initial one year period, the Distribution Agreement is terminable without penalty by the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Directors, including a

15

majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Fund, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

All fees owed to the Distributor under the Distribution Agreement are the responsibility of the Advisor out of its own assets.

OTHER EXPENSES

Fees paid to the Advisor, the Administrator and Moneypaper Publications LLC are deducted from income of the Fund before dividends are paid to shareholders. In addition, the Fund pays expenses including the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations, fees and expenses of officers and Directors who are not affiliated with the Advisor or the Administrator, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, and fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws. Those fees will be absorbed by the Advisor if they were to exceed 1.25% of assets.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund’s assets are invested by the Advisor in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Advisor is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Advisor will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Advisor may select broker-dealers to execute portfolio transactions on behalf of the Fund. Brokers are selected based on the broker’s ability to provide best price and execution.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. During the fiscal years ended on the last day of February 2022, 2021, and 2020, the Fund paid brokerage commissions amounting to $798, $2,498, and $2,414, respectively.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments,

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newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Advisor. Where the services referred to above are not used exclusively by the Advisor for research purposes, the Advisor, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in “principal” transactions.

As permitted by Section 28(e) of the 1934 Act, the Advisor may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Advisor’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. Notwithstanding the rights granted above, the Advisor does not currently and does not intend in the future to cause the Fund to make such payments. Accordingly, the Advisor will use its best efforts to obtain the most favorable price and execution available with respect to all of the Fund’s transactions, as described above.

Consistent with the Conduct Rules of the Financial Industry Regulatory Authority and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS. The following discussion sets forth the Fund’s policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, Compliance Consulting Firm, Proxy Service and Custodian - The Fund has entered into arrangements with certain third-party service providers for services that require these groups to have access to the Fund’s portfolio on a real time basis. For example, the Fund’s fund accounting agent is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent auditor to review the Fund’s portfolio. In addition to the fund accounting agent, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. The Fund’s Chief Compliance Officer must also have access to the Fund’s portfolio in order to verify compliance with the Federal securities laws. Each of these parties is contractually and/or ethically prohibited from sharing any Fund’s portfolio with any third party unless specifically authorized by the Fund’s President, Secretary, or Treasurer.

The Board of Directors monitors the services provided by each of the listed service providers to ensure each is complying with the contractual terms or expectation of the arrangement. If the Board of Directors is unsatisfied with any of these service providers, the Board may terminate them accordingly.

Rating and Ranking Organizations-The Fund may from time to time provide its entire portfolio holdings of the Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg L.P., and Thomson Financial Research.

The Fund’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be

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aware that the Fund does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties- The Fund is required under law to file a listing of the portfolio holdings of the Fund with the Securities and Exchange Commission on a monthly basis. The Fund prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission. The Fund further prohibits any person affiliated with the Fund from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to a Fund.

Review - The Board of Directors reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

TAXATION

The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund’s net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held, unless you are a tax-exempt organization or are investing through a tax- advantaged arrangement such as a 401(k) plan or Individual Retirement Account. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a

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shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

A sale of the Fund’s shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a check writing redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds earned by the Fund shareholders are not subject to withholding of federal income tax. However, 24% of the Fund’s distributions and redemption proceeds must be withheld if the Fund shareholder fails to supply the Fund or its agent with such shareholder’s taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder’s status as an exempt recipient.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

OWNERS

All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets upon liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

Each share of the Fund has one vote (with proportionate voting for fractional shares) regardless of the relative net asset values of the Fund’s shares. If pursuant to the Fund’s Bylaws, the holders of shares representing at least 25% of the Fund’s total outstanding shares request that the Fund hold a special meeting of shareholders, it will do so. Unless required under the Investment Company Act the Fund will not necessarily hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund’s fundamental investment objective and policies and investment restrictions and for most amendments to investment advisory contracts.

The Fund may hold informal informational meetings of shareholders to discuss the Fund’s and the Advisor’s current investment philosophy and to address any concerns that shareholders may have. Shareholders will receive advance notice of the date, time, and location of such meetings. However, no official business may be conducted at such meetings.

As of June 16, 2022, no person is known by the Fund to own, beneficially or of record, 5% or more of the Fund’s outstanding shares.

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DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

Dividends are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days are determined at the time net asset value is determined on the prior business day. See “Purchase of Shares” and “Redemption of Shares” in the Prospectus.

DETERMINATION OF NET ASSET VALUE

The Fund computes its net asset value (or price per share) on each day on which the New York Stock Exchange (“NYSE”) is open for business. The calculation is made as of the regular close of the NYSE (normally 4:00 pm., Eastern Time). The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): Dr. Martin Luther King Jr. Day, New Year’s Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as independent registered public accounting firm for the Fund. Cohen & Company, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Fund’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is

20

consistent with the Advisor’s (or sub-adviser’s) proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•	electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
•	approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;
•	providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
•	corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and
•	Shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.
•	Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling1-877-MP63FUN (1-877-676-3386). The information also is available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund included in the Annual Report to Shareholders of the Fund dated February 28, 2022, are incorporated herein by reference. Shareholders can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-MP63FUN (1-877-676-3386).

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PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Articles of Incorporation. Articles of Incorporation, which were filed as an Exhibit to Registrant’s Registration Statement on October 13, 1998, are hereby incorporated by reference
(b)	Bylaws of the Fund. Bylaws of the Fund, which were filed as an Exhibit to Registrant’s Registration Statement on October 13, 1998, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Shareholders. None (other than in the Articles of Incorporation and By-laws of the Registrant).
(d)	Investment Advisory Contracts Investment Advisory Agreement between the Fund and The Moneypaper Advisor, Inc., which was filed as an Exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on June 28, 2013, is hereby incorporated by reference.
(e)	Underwriting Contracts. Tri-Party Agreement for Distribution Services, which was filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on June 27, 2014, is hereby incorporated by reference.
(f)	Bonus or Profit Sharing Contracts. Not Applicable
(g)	Custodian Agreements. Bonus or Profit Sharing Contracts. Custody Agreement between the Fund and U.S. Bank, NA, which was filed as an Exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on June 28, 2013, is hereby incorporated by reference.
(h)	Other Material Contracts.
i.	Accounting Services Agreement with Mutual Shareholder Services, LLC, which was filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on June 27, 2003, is hereby incorporated by reference.
ii.	Transfer Agent and Administration Agreement with Mutual Shareholder Services, LLC, which was filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on June 27, 2003, is hereby incorporated by reference.
iii.	Administrative and Operating Services Agreement with Moneypaper Publications LLC, which was filed as an Exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on June 28, 2013, is hereby incorporated by reference.
(i)	Legal Opinion. Opinion of Ropka Law, LLC is filed herewith.
(j)	Other Opinions. i. Consent of Cohen & Company, Ltd., is filed herewith.
(k)	Omitted Financial Statements. None.
(l)	Initial Capital Agreements. Subscription Letter, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on January 5, 1999, is hereby incorporated by reference.
(m)	Rule 12b-1 Plan. Not Applicable
(n)	Rule 18f-3 Plan. Not Applicable
(o)	Powers of Attorney
i.	Power of Attorney of Gloria Schaffer, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
ii.	Power of Attorney of Vita Nelson, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
iii.	Power of Attorney of Lee Nelson, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
iv.	Power of Attorney of Susan Ryan, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
v.	Power of Attorney of Daniel Mandell, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
vi.	Power of Attorney of Edward Shashoua, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.
vii.	Power of Attorney of Mario Medina, filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on June 27, 2019.

(p)	Codes of Ethics.
i.	Amended Joint Code of Ethics for the MP63 Fund and the Moneypaper Advisor adopted under Rule 17j-1, filed herewith.
ii.	Amended Code Of Ethics For Principal Executive And Senior Financial Officers of MP63 Fund, filed herewith.

iii. Arbor Court Capitol Code of Ethics, filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable

ITEM 30. INDEMNIFICATION.

(a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant’s Articles of Incorporation provides as follows:

“NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and(ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time-to-time by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(2) To the fullest extent permitted by Maryland statutory decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.”

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

Vita Nelson is a Director, President, Editor and Publisher of Moneypaper Publications LLC (newsletter). The address for Moneypaper Publications LLC is 111 Pleasant Ridge Road, Harrison, NY 10528. The Moneypaper Advisor, Inc. is a registered investment advisor.

ITEM 32. PRINCIPAL UNDERWRITER.

(a)	Arbor Court Capital, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Ancora Trust
Archer Investment Series Trust
Berkshire Focus Fund
Clark Fork Trust
Collaborative Investment Series Trust
DSS AmericaFirst Quantitative Funds
Footprints Discover Value Fund
Frank Funds
Monteagle Funds
MP63 Fund, Inc.
Neiman Funds
Parvin Hedged Equity Solari World Fund
PFS Fund Trust
Ranger Funds Investment Trust
WP Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Arbor Court Capital, LLC, are as follows:

Name and Principal Business Address*	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Gregory B. Getts	President, CFO, Financial Principal	None
David W. Kuhr	SROP/CROP	None
Steven A. Milcinovic	COO	None
* The principal business address for each of the above directors and executive officers is 2008000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The accounts and records of the Fund are located, in whole or in part, at the office of the Fund and the Transfer Agent: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. The Custodian’s records are located at its offices at 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212. The Advisor’s records are located at its offices at 111 Pleasant Ridge Road, Harrison, NY 10528.

ITEM 34. MANAGEMENT SERVICES.

Not Applicable.

ITEM 35. UNDERTAKINGS.

Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge. The Registrant further undertakes to comply with Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 31 to be signed on its behalf by the undersigned, duly authorized, in the County of Westchester and State of New York, on the 28th day of June, 2022.

THE MP 63 FUND, INC.

By: /s/ Vita Nelson

Vita Nelson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By: /s/ Vita Nelson

June 26, 2022

Vita Nelson

Director and President

On behalf of herself and as Attorney in Fact for the Persons Listed Below

*By: /s/ Mario Medina

June 26, 2022

Mario Medina

Treasurer

*By: /s/ Daniel Mandell

June 26, 2022

Daniel Mandell

Director

*By: /s/ Gloria L. Schaffer

June 26, 2022

Gloria L. Schaffer

Director

*By: /s/ Susan S. Ryan

June 26, 2022

Susan S. Ryan

Director

*By: /s/ Edward Shashoua

June 26, 2022

Edward Shashoua

Director

* By Power of Attorney

The above persons signing as Director are all of the members of the Registrant’s Board of Directors.

EXHIBIT INDEX

Exhibit 99I - Opinion of Ropka Law, LLC.

Exhibit 99J(1) - Consent of Cohen & Company, Ltd.

Exhibit 99P(1) - Amended Joint Code of Ethics for the MP63 Fund and the Moneypaper Advisor adopted under Rule 17j-1

Exhibit 99P(2) - Amended Code Of Ethics For Principal Executive And Senior Financial Officers of MP63 Fund

Exhibit 99P(3) Arbor Court Capitol Code of Ethics